UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008
___________________________________________________________

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Change in Registrant’s Certifying Accountant	3

Signature		3

Exhibit Inde		4

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On November 18, 2008, Secured Digital Storage Corporation, a New Mexico corporation (the “Company” or the "Registrant") received notice that Jaspers + Hall, PC, ("Jaspers + Hall"), the Company’s current independent registered public accounting firm was resigning as our auditor, effective November 18, 2008. The report issued by Jaspers + Hall in connection with the audit of the Company for the years ended December 31, 2006 and December 31, 2007 expressed an unqualified opinion and included an explanatory statement wherein Jaspers + Hall expressed substantial doubt about the Company’s ability to continue as a going concern without further financing.

During the Company's two most recent years ended December 31, 2006 and December 31, 2007 and the interim periods ended March 31, 2008 and June 30, 2008 and up to their resignation, there have been no disagreements with Jaspers + Hall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Jaspers + Hall’s satisfaction, would have caused them to make reference thereto in connection with the audited or interim financial statements for the periods..

New independent registered public accounting firm

Concurrent with the resignation of Jaspers + Hall, the board of directors of the Company retained Ronald R. Chadwick, P.C., Aurora, Colorado, (“Chadwick”) as the Registrant's independent accountants to review the Registrant's consolidated balance sheet as of September 30, 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the nine months then ended.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Chadwick, neither the Registrant nor anyone on the Registrant's behalf consulted with Chadwick regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibit

Exhibit No.	Description

16.1	Letter dated November 26, 2008 from Jaspers + Hall, PC to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2008	Secured Digital Storage Corporation

	By:	/s/ William M. Lynes
William M. Lynes,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated November 26, 2008 from Jaspers + Hall, PC to the Securities and Exchange Commission.